Exhibit 31.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Daniel Tassé, certify that:

1.	I have reviewed this Annual Report on Form 10-K/A for the year ended December 31, 2025 of DBV Technologies S.A. (the “registrant”);

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 30, 2026	By:	/s/ Daniel Tassé
Daniel Tassé
President and Chief Executive Officer
(Principal Executive Officer)